                                                                   EXHIBIT 10.80


                            FORM OF LETTER AGREEMENT


                                     [DATE]






[NAME]
[ADDRESS]
[CITY, STATE]

         Re:      Bonus

Dear [NAME]:

         In consideration of your value and contribution to our business, this Letter Agreement sets forth the agreement of Medaphis Corporation to pay you a special one time bonus for 1997 as follows: If you remain employed by [NAME OF LEGAL ENTITY EMPLOYING INDIVIDUAL] on December 31, 1997, then you will be paid a bonus in cash equal to seventy-five (75%) percent of your annual base salary (which bonus amount will be $[AMOUNT]). Such amount will be paid to you on or by January 31, 1998. Please sign where indicated below to acknowledge your agreement and return this document to Peggy Sherman in the Legal Department.

         Thank you for your continuing support in the growth of our Company.

                                        Sincerely,



                                        David E. McDowell
                                        Chairman and Chief Executive Officer

DEM/mlf

Accepted and agreed to this ______
day of _________________, 1997.



--------------------------------
[NAME OF INDIVIDUAL]